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                                                                   Exhibit 23.01



                                    FORM OF
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 2000, included in iGate Capital Corporation's Form 10-K for the year ended December 31, 1999, and all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN, LLP
------------------------
ARTHUR ANDERSEN, LLP

Pittsburgh, Pennsylvania
March 30, 2000
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